Cover	Jul. 07, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002130924
Document Type	S-6
Entity Registrant Name	FT 13071
Document Period End Date	Jul. 07, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average total return through a combination of capital appreciation and dividend income by investing in a fixed portfolio of equity securities. Under normal circumstances, the Trust will invest at least 80% of its assets in income producing equity securities.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust invests in a portfolio of equity securities with an emphasis on value and finding established companies with above-average dividend yields in order to achieve long-term growth of capital while reducing exposure to market volatility.

Our selection process attempts to find the common stocks with the best prospects for above-average total return by identifying those that meet our investment objective, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust also invests in foreign securities, depositary receipts, companies headquartered or incorporated in Europe and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.